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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): April 26, 2000
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
------------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

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          (Former name or former address, if changed since last report)



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Item 5. Other Events

     On April 26, 2000 the Registrant issued a press release announcing the appointment of Gary Crittenden as its executive vice president and chief financial officer. Portions of such press release are filed herein as
Exhibit 99.1.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)



                                        By /s/  Stephen P. Norman
                                           --------------------------
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   April 27, 2000

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                                  EXHIBIT INDEX

Item No.                          Description
----------                        -----------

99.1 Portions of press release announcing the appointment of Gary Crittenden as executive vice president and chief financial officer of American Express Company.